UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 11, 2005

Unity Wireless Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30620

Commission File Number)

91-1940650

(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

(Address of principal executive offices and Zip Code)

(800) 337-6642

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 11, 2005 the Registrant issued a press release announcing financial results for the second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

(A)

Exhibits

99.1

Press release of Unity Wireless Corporation dated August 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer

Date: August 15, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Unity Wireless Corporation, dated August 11, 2005.

 Unity Wireless

Technology & Innovation to Power a Wireless World!

FOR IMMEDIATE RELEASE

Unity Wireless Reports Results for the Second Quarter 2005

Gross Margins Reach 29% for Second Quarter; Revenue up 30% for 6-Month Period

August 11, 2005 - BURNABY, BC – Unity Wireless Corporation (OTCBB: UTYW), a developer of integrated wireless subsystems, power amplifiers and coverage enhancement solutions, reported today summary financial results for the three and six-month periods ended June 30, 2005.

Revenues for the second quarter of 2005 were $1,716,888 compared to $2,063,198 in the same period in 2004. The gross margin of $492,862, or 28.7%, for the second quarter of 2005 represented an increase in gross margin from $229,224, or 11.1%, for the  second quarter of 2004.  Loss for the second quarter of 2005 was $1,365,404 compared to $757,823 for the same period in 2004.  Net of stock based compensation and other non-cash items of $749,950 and $197,461, respectively, loss for the second quarter of 2005 was $615,454 compared to $560,362 for the same period in 2004.

Revenues for the first six-months of 2005 were $3,684,458, up 30%, compared to $2,823,580 in the same period in 2004. The gross margin of $837,749, or 22.7% of net sales, for the first half of 2005 represented an increase from a gross margin of $496,264, or 17.6% of net sales, for the first half of 2004.  Loss for the first six-months of 2005 was $2,543,579 compared to $1,420,725 for the same period in 2004. Net of stock based compensation and other non-cash items of $1,171,785 and $541,223, respectively, loss for the first six-months of 2005 was $1,371,794 compared to $879,502 for the same period in 2004.  The major contributor to the increased loss was a 193% increase in research in development expenses, incurred mostly in the first quarter, as the Company accelerated new product development for time-sensitive customer opportunities.  These expenditures raised research and development expenses above typical levels, and included costs to upgrade lab equipment and simulation tools, to increase outsourced contract engineering assignments and to purchase prototyping materials.

Ilan Kenig, President and CEO of Unity Wireless, stated, “We have been focusing on initiatives to reduce our costs and improve efficiencies in our manufacturing and testing processes and are proud to report that these initiatives have significantly contributed to our third sequential, quarter-over-quarter improvement in gross margins. If we are as successful at driving top line revenue growth, continue to capitalize on current product opportunities, and are able to maintain current levels of operating expenses and gross margins we will ultimately be rewarded by improved bottom line performance and profitability”.

The Company’s Form 10Q-SB for the period ended June 30, 2005 contains additional financial information, and can be accessed at the Company’s website or through the Securities and Exchange Commissions website at www.sec.gov.

About Unity Wireless www.unitywireless.com

Unity Wireless is an ISO 9001:2000 certified developer of RF (radio frequency) power amplifiers, components, integrated front-ends and coverage enhancement solutions for wireless communications networks.  Our products are an integral part of the base station and repeater infrastructure that comprise the backbone of wireless communications networks around the world.  From analog cellular to 3G mobile and fixed wireless applications from 450 MHz to 3.5 GHz, Unity Wireless products deliver enhanced efficiency and performance with field-proven quality and reliability in tens of thousands of base stations and repeaters around the world.

Forward Looking Statements

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "believe," "expect," “feel,” "plan," "anticipate," “should” and other similar expressions generally identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  These forward-looking statements are subject to a number of risks and uncertainties, including without limitation, inability to raise the funds necessary for the Company’s continued operations, changes in external market factors including the economy and other risks and uncertainties indicated in the Company's most recent SEC filing on form SB-2.  Actual results could differ materially from the results referred to in the forward-looking statements.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial information as defined by the U.S. Securities Commission Regulation G.  Pursuant to the requirements of this regulation, a reconciliation of this financial information to our financial statements as prepared under generally  accepted accounting principles in the United States (GAAP) is included in this press release.  Unity’s management believes that the disclosure of this non-GAAP financial information is useful to our investors and the investment community since certain non-cash charges and expenses may not be reflective of future expenses.

For More Information Contact:

Dallas Pretty, Unity Wireless, (604) 267-2736   dallasp@unitywireless.com

Mike Mulshine, Osprey Partners, (732) 292-0982   osprey57@optonline.net

UNITY WIRELESS CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

RECONCILIATION OF PRO FORMA RESULTS

	Three months ended
	June 30,
	2005
	Original	Adjustment		Pro-Forma

Net sales	$ 1,716,888	$ -		$ 1,716,888
Cost of goods sold	1,224,026	(8,762)	( a )	1,215,264
	492,862	8,762		501,624

Expenses:
Research and development	530,197	(16,959)	( a )	513,238
Government grant	25,753	-		25,753
Sales and marketing	187,983	(15,609)	( a )	172,374
Depreciation and amortization	53,846	(53,846)	( b )	-
Exchange (gain) loss	66,982	-		66,982
Interest expense, excluding accretion of interest and debt settlement	76,273	(56,070)	( c )	20,203
General and administrative	463,091	(144,563)	( a )	318,528
	1,404,125	(287,047)		1,117,078

Operating loss for the period	(911,263)	295,809		(615,454)

Accretion of interest and debt settlement	(454,141)	454,141	( d )	-

Other income	-	-

Loss for the period	$ (1,365,404)	$ 749,950		$ (615,454)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

	Three months ended
	June 30,
	2004
	Original	Adjustment		Pro-Forma

Net sales	$ 2,063,198	$ -		$ 2,063,198
Cost of goods sold	1,833,974	(8,201)	( a )	1,825,773
	229,224	8,201		237,425

Expenses:
Research and development	395,732	(14,769)	( a )	380,963
Government grant	30,948	-		30,948
Sales and marketing	144,456	(21,862)	( a )	122,594
Depreciation and amortization	14,216	(14,216)	( b )	-
Exchange (gain) loss	(15,682)	-		(15,682)
Interest expense, excluding accretion of interest and debt settlement	3,345	-		3,345
General and administrative	414,032	(138,413)	( a )	275,619
	987,047	(189,260)		797,787

Operating loss for the period	(757,823)	197,461		(560,362)

Accretion of interest and debt settlement	-	-		-

Other income	-	-		-

Loss for the period	$ (757,823)	$ 197,461		$ (560,362)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

UNITY WIRELESS CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

RECONCILIATION OF PRO FORMA RESULTS

	Six months ended
	June 30,
	2005
	Original	Adjustment		Pro-Forma

Net sales	$ 3,684,458	$ -		$ 3,684,458
Cost of goods sold	2,846,709	(11,988)	( a )	2,834,721
	837,749	11,988		849,737

Expenses:
Research and development	1,248,449	(37,284)	( a )	1,211,165
Government grant	55,267	-		55,267
Sales and marketing	262,274	39,459	( a )	301,733
Depreciation and amortization	93,912	(93,912)	( b )	-
Exchange (gain) loss	42,038	-		42,038
Interest expense, excluding accretion of interest and debt settlement	131,039	(79,527)	( c )	51,512
General and administrative	953,128	(393,312)	( a )	559,816
	2,786,107	(564,576)		2,221,531

Operating loss for the period	(1,948,358)	576,564		(1,371,794)

Accretion of interest and debt settlement	(595,221)	595,221	( d )	-

Other income	-	-		-

Loss for the period	$ (2,543,579)	$1,171,785		$ (1,371,794)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

	Six months ended
	June 30,
	2004
	Original	Adjustment		Pro-Forma

Net sales	$ 2,823,580	$ -		$ 2,823,580
Cost of goods sold	2,327,316	(9,120)	( a )	2,318,196
	496,264	9,120		505,384

Expenses:
Research and development	648,105	(21,573)	( a )	626,532
Government grant	42,354	-		42,354
Sales and marketing	278,863	(47,446)	( a )	231,417
Depreciation and amortization	26,562	(26,562)	( b )	-
Exchange (gain) loss	(1,349)	-		(1,349)
Interest expense, excluding accretion of interest and debt settlement	14,523	-		14,523
General and administrative	884,671	(399,129)	( a )	485,542
	1,893,729	(494,710)		1,399,019

Operating loss for the period	(1,397,465)	503,830		(893,635)

Accretion of interest and debt settlement	(37,393)	37,393	( d )	-

Other income	14,133	-		14,133

Loss for the period	$ (1,420,725)	$ 541,223		$ (879,502)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.